Supplement dated August 31, 2011 to Prospectus dated May 1, 2011 for

VAROOM® Flexible Premium Variable Annuity

Issued by Integrity Life Insurance Company

Through its Separate Account I

This is a supplement to the prospectus identified above.  This supplement describes a change to your variable annuity.  Please retain this supplement to the prospectus for future reference.

Effective September 12, 2011

In Part 4 — Deductions and Charges, section titled “Commission Allowance and Additional Payments to Distributors,” the first sentence is deleted and replaced with the following:

“We generally pay a commission to the sales representative equal to a maximum of 6% of premiums and up to 0.70% trail commission paid on Account Value starting in the second Contract Year.”